SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 23, 1999.


                            NETWORKS ELECTRONIC CORP.
               (Exact Name of Registrant as Specified in Charter)


            California                0-1817                95-1770469
    (State or Other Jurisdiction    (Commission           (IRS Employer
          of Incorporation)         File Number)        Identification No.)


                               9750 DeSoto Avenue
                          Chatsworth, California 91311
                    (Address of Principal Executive Offices)

                                 (818) 341-0440
                         (Registrant's Telephone Number)

                                      None
                           (Former Name of Registrant)


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ITEM 5.           OTHER INFORMATION

     (a) Reference is made to the press release of the Company issued on July 23, 1999 which contains the information meeting the requirements of this Item 5 and is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.





ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits.

           99.1 Press Release.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 26, 1999                               NETWORKS ELECTRONIC CORP.



                                            By: /s/ ROB SCHEARIN
                                               ------------------------------
                                                    Rob Schearin
                                                    Vice President

                                  EXHIBIT INDEX

EXHIBITS


99.1              Press Release